UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2007

SECURAC CORP.
(Exact name of registrant as specified in its charter)

Nevada	033-07456-LA	88-0210214
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

Suite 68, 4620 Manilla Rd SW, Calgary, Alberta Canada	T2G 4B7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (403) 225-0403

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2007, we received notice from NASD indicating that the Company was not in compliance with NASD Rule 6530, related to its reporting obligations under the Securities and Exchange Act of 1934. This notice calls for our stock to be delisted from the OTC Bulletin Board (“OTCBB”) effective April 27, 2007. We submitted a request for a hearing to explain the circumstances of our delayed filings which, in turn, provided an automatic stay of delisting. As of the date of this filing, the hearing is scheduled for May 9, 2007. Until resolution by the NASD, our common stock currently trades under the symbol SECUE.

In the event that the NASD panel rejects our appeal, our common stock will be removed from the OTCBB Bulletin Board and may be quoted on the "Pink Sheets."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Paul James Hookham
Chief Financial Officer
April 27, 2007